UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): March 10, 2026
____________________
TransUnion

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On March 10, 2026, TransUnion (“TransUnion” or the “Company”) will host its 2026 Investor Day in New York City. The event, which will begin at 8:30 a.m. (Eastern Time) and is expected to conclude at approximately 1:00 p.m. (Eastern Time), will be webcast live and can be accessed on the TransUnion Investor Relations website at http://www.transunion.com/tru. Presentation materials and other related information will be posted to the website, and a webcast replay will also be accessible following the event.

During this event, TransUnion’s leaders will discuss how its transformation positions the Company for accelerated innovation and value creation. Areas of focus will include TransUnion's differentiated and proprietary data foundation, its artificial intelligence-powered OneTru™ technology platform, and the drivers of growth across its complementary Credit, Marketing, Fraud and Consumer Solutions. As part of its Investor Day, TransUnion also confirms its full year 2026 financial guidance, which was previously released on February 12, 2026. This guidance does not include the acquisition of majority ownership of Trans Union de México, S.A., S.I.C., which closed on March 2, 2026. TransUnion plans to incorporate this acquisition into its full-year 2026 guidance alongside its first quarter 2026 earnings results.

Also on March 10, 2026, TransUnion issued a press release in connection with the event and posted presentation materials to its website. A copy of the press release is attached hereto as Exhibit 99.1 to this report and a copy of the presentation materials is attached as Exhibit 99.2 to this report, each of which exhibits is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

This Current Report on Form 8-K (including the Exhibits attached hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. A variety of factors could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements, including those described in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion's website (www.transunion.com/tru) and on the Securities and Exchange Commission's website (www.sec.gov). TransUnion undertakes no obligation to update the forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this report.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of TransUnion dated March 10, 2026
99.2	Investor Day Presentation Materials
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: March 10, 2026	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer